Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 09/15/2003


Blended Coupon 5.4317%


Excess Protection Level
3 Month Average   7.04%
July, 2000   7.20%
June, 2000   6.76%
May, 2000   7.16%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 7.45%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,529,119,458.18